Promissory Note

February 17, 2009

To be received * $150,000

$150,000

FOR VALUE RECEIVED AND TO BE RECEIVED, the undersigned promise(s) to pay to Ricardo Sabha the principal sum of $150,000 and interest on the balance of principal remaining at the rate of 8% per annum, such principal will be due on December 31, 2011, and interest will be paid quarterly at the end of each quarter (in arrears).

There will be no penalty for pre-payment of this note if the undersigned so elects.

By: [signature] as CFO 2/18/09

Surge Solutions Group, Inc. Date

* $150,000 IS TO BE RECEIVED BY WIRE TRANSFER FROM RICARDO SABHA BY 2/23/09.

Promissory Note

February 17, 2009

Received 1/1/2009	$100,000
Received 1/9/2009	$ 10,000
Received 2/3/2009	$ 75,000
To be received *	$350,000
	$535,000

FOR VALUE RECEIVED AND TO BE RECEIVED, the undersigned promise(s) to pay to Ryan Seddon the principal sum of $535,000 and interest on the balance of principal remaining at the rate of 8% per annum, such principal will be due on December 31, 2011, and interest will be paid quarterly at the end of each quarter (in arrears).

There will be no penalty for pre-payment of this note if the undersigned so elects.

By: [signature] as CFO 2/18/09
Surge Solutions Group, Inc. Date

* $350,000 IS TO BE RECEIVED BY WIRE TRANSFER FROM RYAN SEDDON BY 2/23/09.